U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Date of report: May 3, 2001



                                 WHISTLER, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                  ---------------------------------------------
                  STATE OR OTHER JURISDICTION OF INCORPORATION)


               000-30579                             52-2209378
              ------------                       -------------------
              (COMMISSION                         (I.R.S. EMPLOYER
              FILE NUMBER)                       IDENTIFICATION NO.)

       12740 VIGILANTE ROAD, LAKESIDE, CA               92040
     ----------------------------------------         ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                 (619) 692-2176
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEMS 1 THROUGH 4, 6 AND 8 NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

     Reference is made to the press release issued to the public on May 3, 2001 by the board of directors of Whistler, Inc., a Delaware corporation (the "Company"), the text of which is attached hereto as Exhibit 99.1 for a description of the events reported pursuant to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.1 Press Release dated May 3, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: May 3, 2001                   Whistler, Inc.


                                    By /s/ James Bunyan
                                    ---------------------------------------
                                    James Bunyan, President & Director